                                                                   Exhibit 10.14

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This Third Amendment to Credit Agreement is made as of this 18th day of February, 2004 by and among

      JO-ANN STORES, INC., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, as Lead Borrower for the Borrowers, being said JO-ANN STORES, INC., and

            FCA of Ohio, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

            House of Fabrics, Inc., a Delaware corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

            Jo-Ann Stores Supply Chain Management, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

      FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

      FLEET RETAIL GROUP, INC. (f/k/a Fleet Retail Finance Inc.), as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

      CONGRESS FINANCIAL CORPORATION, as Documentation Agent; and

      GMAC COMMERCIAL FINANCE LLC (f/k/a GMAC Commercial Credit LLC), NATIONAL CITY COMMERCIAL FINANCE, INC. AND THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agents

      in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

      A. Reference is made to the Credit Agreement (as amended and in effect, the "Credit Agreement") dated as of April 24, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, the Documentation Agent and the Co-Agents.

      B. The parties to the Credit Agreement desire to modify, amend and waive certain provisions of the Credit Agreement, as provided herein.

      Accordingly, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      2. Amendments to Article I of the Credit Agreement. The provisions of
Article I of the Credit Agreement are hereby amended as follows:

      a. by deleting the definition of "Indenture" in its entirety and substituting the following in its stead:

            "Indenture" means the Indenture dated May 5, 1999 with respect to the Lead Borrower's issuance of 10 3/8% Senior Subordinated Notes in the aggregate face amount of $150,000,000.00 due in 2007, as amended by a Supplemental Indenture dated as of February 19, 2004.

      b. by adding the following new definition in appropriate alphabetical order:

            "Subordinated Debt Indenture" shall mean the Indenture dated February 26, 2004 among the Lead Borrower, certain of its Subsidiaries, as Guarantors and National City Bank, as Trustee with respect to the Lead Borrower's issuance of 7.50% Senior Subordinated Notes in the aggregate face amount of $100,000,000 due in 2012.

      3. Amendments to Article VI of the Credit Agreement. The provisions of
Article VI of the Credit Agreement are hereby amended as follows:

      a. By deleting the provisions of Section 6.01(a)(vi) in its entirety and substituting the following in its stead:

            (vi) Indebtedness under the Indenture and any refinancings or replacements of such Indebtedness provided that the Indebtedness permitted hereunder, when aggregated with the Indebtedness permitted pursuant to Sections 6.01(a)(x) and 6.01(a)(xi) hereof, shall not exceed $225,000,000.

      b. By deleting the provisions of Section 6.01(a)(x) in their entirety and substituting the following in their stead:

            (x) Indebtedness under the Subordinated Debt Indenture provided that the Indebtedness permitted hereunder, when aggregated with the Indebtedness permitted pursuant to Sections 6.01(a)(vi) and 6.01(a)(xi) hereof, shall not exceed $225,000,000; and

            (xi) other unsecured Indebtedness provided that the Indebtedness permitted hereunder, when aggregated with the Indebtedness permitted pursuant to Sections 6.01(a)(vi) and 6.01(a)(x) hereof, shall not exceed $225,000,000, and provided further that the terms of such Indebtedness are reasonably acceptable to the Administrative Agent.


                                       2
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      c.    By deleting the period at the end of Section 6.04(f) and adding the following immediately thereafter:

            ; and

            (g) in addition to Guarantees permitted pursuant to Section 6.04(d) hereof, Guarantees of Indebtedness permitted under Section 6.01(a)(x) hereof.

      d.    By deleting the period and adding the following at the end of
            Section 6.08:

            ; and (iv) the foregoing shall not apply to restrictions set forth in the Subordinated Debt Indenture as in effect on February 26, 2004.

      4. Limited Waiver. The Lenders hereby waive the provisions of Section 5.01(k) of the Credit Agreement which require the Loan Parties to furnish thirty
(30) Business Days prior notice of the incurrence of any Indebtedness. This waiver is furnished solely in connection with the Loan Parties' incurrence of Indebtedness under the Subordinated Debt Indenture and is not a continuing waiver. The provisions of Section 5.01(k) shall remain in full force and effect with respect to all other transactions.

      5. Conditions Precedent to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

      a. This Third Amendment shall have been duly executed and delivered by the Borrowers and the Required Lenders, shall be in full force and effect, and shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

      b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Third Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      c. The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and Administrative Agent's counsel may have reasonably requested.

      6.    Miscellaneous.

      a. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      b. This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.


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      c.    Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

      d. The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

      e. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this Third Amendment and are not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Third Amendment.

      IN WITNESS WHEREOF, the parties have duly executed this Third Amendment as of the day and year first above written.

                                     JO-ANN STORES, INC.
                                     as Lead Borrower and Borrower

                                     by /s/ Donald R. Tomoff
                                        ---------------------------------------
                                     Name: Donald R. Tomoff
                                           ------------------------------------
                                     Title: Vice President, Finance
                                            -----------------------------------


                                     FCA OF OHIO, INC.
                                     as Borrower

                                     by /s/ Donald R. Tomoff
                                        ---------------------------------------
                                     Name: Donald R. Tomoff
                                           ------------------------------------
                                     Title:   Treasurer
                                            -----------------------------------


                                     HOUSE OF FABRICS, INC.
                                     as Borrower

                                     by /s/ Donald R. Tomoff
                                        ---------------------------------------
                                     Name: Donald R. Tomoff
                                           ------------------------------------
                                     Title:   Treasurer
                                            -----------------------------------

                                     JO-ANN STORES SUPPLY CHAIN MANAGEMENT, INC.
                                     as Borrower

                                     by /s/ Donald R. Tomoff
                                        ---------------------------------------
                                     Name: Donald R. Tomoff
                                           ------------------------------------
                                     Title:   Treasurer
                                            -----------------------------------


                                     FLEET RETAIL GROUP, INC.,
                                     as Administrative Agent, as Collateral
                                     Agent, as Swingline Lender, and as Lender

                                     By: /s/ James R. Dore
                                         --------------------------------------
                                     Name:  James R. Dore
                                           ------------------------------------
                                     Title:   Managing Director
                                            -----------------------------------


                                     FLEET NATIONAL BANK,
                                     as Issuing Bank

                                     By: /s/ James R. Dore
                                         --------------------------------------
                                     Name:  James R. Dore
                                           ------------------------------------
                                     Title:   Managing Director
                                            -----------------------------------


                                     CONGRESS FINANCIAL CORPORATION,
                                     as Documentation Agent and Lender

                                     By: /s/ John Williammee, Jr.
                                         --------------------------------------
                                     Name: John Williammee, Jr.
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------


                                     GMAC COMMERCIAL FINANCE LLC
                                     as Co-Agent and Lender

                                     By: /s/ Edward Hill
                                         --------------------------------------
                                     Name: Edward Hill
                                           ------------------------------------
                                     Title: Senior Vice President
                                            -----------------------------------

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                                     NATIONAL CITY COMMERCIAL FINANCE, INC.
                                     as Co-Agent and Lender

                                     By: /s/ Elizabeth M. Lynch
                                         --------------------------------------
                                     Name: Elizabeth M. Lynch
                                           ------------------------------------
                                     Title:   Senior Vice President
                                            -----------------------------------


                                     THE CIT GROUP/BUSINESS CREDIT, INC.
                                     as Co-Agent and Lender

                                     By: /s/ Mike Richman
                                         --------------------------------------
                                     Name: Mike Richman
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------


                                     FOOTHILL CAPITAL CORPORATION
                                     as Lender

                                     By: /s/ Brad Engel
                                         --------------------------------------
                                     Name: Brad Engel
                                           ------------------------------------
                                     Title:   Assistant Vice President
                                            -----------------------------------


                                     THE PROVIDENT BANK
                                     as Lender

                                     By: /s/ Mary Sue Wolfer
                                         --------------------------------------
                                     Name: Mary Sue Wolfer
                                           ------------------------------------
                                     Title:   Credit Officer
                                            -----------------------------------


                                     COMERICA BANK
                                     as Lender

                                     By: /s/ Timothy C. Griffin
                                         --------------------------------------
                                     Name: Timothy C. Griffin
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------

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                                     GENERAL ELECTRIC CAPITAL CORPORATION
                                     as Lender

                                     By: /s/ Lisa Huber
                                         --------------------------------------
                                     Name: Lisa Huber
                                           ------------------------------------
                                     Title: Duly Authorized Signatory
                                            -----------------------------------


                                     SIEMENS FINANCIAL SERVICES, INC.
                                     as Lender

                                     By: /s/ Frank Amodio
                                         --------------------------------------
                                     Name: Frank Amodio
                                           ------------------------------------
                                     Title:   Vice President - Credit
                                            -----------------------------------


                                     ORIX FINANCIAL SERVICES, INC.
                                     as Lender

                                     By: /s/ John W. Pors
                                         --------------------------------------
                                     Name:  John W. Pors
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------


                                     RZB FINANCE, LLC
                                     as Lender

                                     By: /s/ Christoph Hoedl
                                         --------------------------------------
                                     Name: Christoph Hoedl
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------

                                     By: /s/ Astrid Wilke
                                         --------------------------------------
                                     Name: Astrid Wilke
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------


                                     US BANK N.A.
                                     as Lender

                                     By: /s/ David A. Hickey
                                         --------------------------------------
                                     Name: David A. Hickey
                                           ------------------------------------
                                     Title:   Assistant Vice President
                                            -----------------------------------

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                                     KEY BANK NATIONAL ASSOCIATION
                                     as Lender

                                     By: /s/ David J. Wechter
                                         --------------------------------------
                                     Name: David J. Wechter
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------


                                     WEBSTER BUSINESS CREDIT CORPORATION
                                     (f/k/a Whitehall Business Credit
                                     Corporation)
                                     as Lender


                                     By: /s/ Brian Kennedy
                                         --------------------------------------
                                     Name: Brian Kennedy
                                           ------------------------------------
                                     Title:   Vice President
                                            -----------------------------------


                                     LASALLE BUSINESS CREDIT, INC.
                                     as Lender

                                     By:
                                         --------------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            -----------------------------------


                                     SENIOR DEBT PORTFOLIO
                                     as Lender

                                     By: Boston Management and Research as
                                     Investment Advisor

                                     By: /s/ Michael B. Botthof
                                         --------------------------------------
                                     Name: Michael B. Botthof
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------


                                     GRAYSON & CO.
                                     as Lender

                                     By: Boston Management and Research as
                                     Investment Advisor

                                     By: /s/ Michael B. Botthof
                                         --------------------------------------
                                     Name: Michael B. Botthof
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------

                                     EATON VANCE SENIOR INCOME TRUST
                                     as Lender

                                     By: Eaton Vance Management as
                                     Investment Advisor

                                     By: /s/ Michael B. Botthof
                                         --------------------------------------
                                     Name: Michael B. Botthof
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------


                                     EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                     By: Eaton Vance Management as
                                     Investment Advisor

                                     By: /s/ Michael B. Botthof
                                         --------------------------------------
                                     Name: Michael B. Botthof
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------


                                     OXFORD STRATEGIC INCOME FUND

                                     By: Eaton Vance Management as
                                     Investment Advisor

                                     By: /s/ Michael B. Botthof
                                         --------------------------------------
                                     Name: Michael B. Botthof
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------